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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 30, 1995, with respect to the statements of income and cash flows of Diamond Animal Health, Inc. for the year ended March 31, 1995 included in the Amendment to Registration Statement (Form S-1) and related Prospectus of Heska Corporation for the registration of its common stock.

                                                               ERNST & YOUNG LLP

Des Moines, Iowa

June 11, 1997